Exhibit 99.1

*American Reality Capital New York City REIT, Inc . , intends to qualify as a real estate investment trust (“REIT”) commencing with the tax year ending December 31 , 2015 . THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN . AN OFFERING IS MADE ONLY BY THE PROSPECTUS . THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES . A COPY Of THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTIONS WITH THIS OFFERING . American Realty Capital New York City REIT, Inc . is subject to higher fees and charges than some traditional investments . No offering is made except by a prospectus filed with the Department of Law of the state of New York . Neither the Attorney - General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus . Any representation to the contrary is unlawful . Publicly Registered Non - Traded Real Estate Investment Trust* American Realty Capital New York City REIT, Inc.

Important Information Regarding The Offering Risk Factors Investing in our common stock involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment. See the section entitled “Risk Factors” in the prospectus for a discussion of the risks which should be considered in connection with your investment in our common stock. Forward - Looking Statements This presentation may contain forward - looking statements. You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects ,” “ may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects ,” “ estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s prospectus for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details. American Realty Capital New York City REIT, Inc. 2

Investment Thesis A Public Non - Traded Real Estate Investment Trust* ▪ Focused on buying New York City commercial real estate ▪ 3 Primary objectives*: - Preserve and protect capital - Provide attractive and stable cash distributions; and - Increase the value of assets in order to generate capital appreciation. American Realty Capital New York City REIT, Inc. 3 *There is no guarantee these objectives will be met. NYCR seeks to provide:

$35.00 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 $75.00 New York City Market Trends American Realty Capital New York City REIT, Inc. 4 Manhattan Office Asking Rents Source: Cushman & Wakefield Research, US Bureau of Labor Statistics NYC Employment Trends Expanding Tourism (millions of people per year) Manhattan Office Market Vacancy Rate

▪ 5 properties consisting of 841,868 square feet (1) ▪ 86.2 % occupancy ▪ Weighted average remaining lease term of 8.3 years Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 5 Portfolio Snapshot (1) As of September 30, 2015 (2) Remaining lease term in years as of September 30, 2015 calculated on a weighted - average basis, as applicable Cost Basis Property/Portfolio Property Type Main Tenant Square Feet Occupancy (excl. Master Leases) Avg. Remaining Leasing Term (2) Base Purchase Price (in thousands) Base Purchase Price (PSF) 421 West 54th Street Retail Gibson Guitar Corp. 12,327 100.0% 5.0 $7,250 $588 400 East 67th Street Office/Retail Cornell University TD Bank 58,750 100.0% 8.5 $76,000 $1,294 200 Riverside Boulevard Garage Icon Parking 61,475 100.0% 22.0 $9,000 $146 9 Times Square Office/Retail Black Mountain UXC Eclipse 166,640 49.7% 4.6 $162,291 $974 123 William Street Office NYC Admin Services NY Department of State McAloon Friedman 542,676 94.1% 8.7 $253,000 $466 Sub-total 841,868 86.2% 8.3 $507,541 $603

▪ Strong balance sheet ▪ Low leverage (19% LTPP) ▪ Strong interest coverage (3.9x) Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 6 Balance Sheet Snapshot (1) Assumes 30 - day LIBOR of 20 bps applied to floating rate debt (2) Includes below - market lease liability addbacks and write - offs due to lease expiration/termination Current Capital Structure ($000) Effective Rate (1) Base Purchase Price $507,541 Capex, Other Adjustments (2) $37,055 Total Real Estate Assets, at Cost (GAAP) $544,596 Cash $192,947 Other Assets $3,725 Total Assets $741,268 Total Mortgage Debt $96,000 2.55% Other Liabilities $37,733 Total Stockholders' Equity $607,535 Total Liabilities and stockholders' equity $741,268 Total Debt / Base Purchase Price 19% Interest Coverage Ratio 3.9X

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 7 Dividend Coverage ▪ Not currently covering dividend due to un - invested cash, low leverage and vacancy at 9 Times Square ▪ Expect to cover dividend upon full deployment of capital and lease - up* ▪ Expect to assume ~$500 - $800 MM of acquisitions for full deployment *There is no guarantee the dividend will be fully covered.

Key Initiatives American Realty Capital New York City REIT, Inc. 8 ▪ Finish deployment of capital (expected in first half of 2016) ▪ Focus on leasing upside at 9 Times Square ▪ Establish NAV no later than October 2016

Michael Happel CEO & President Michael Ead Assistant General Counsel Zachary Pomerantz V.P. Asset Management Stephen Rothstein Associate Patrick O’Malley CIO Judi Stillman Controller Nicholas Radesca CFO & COO Experienced NYCR Management Team and Board of Directors American Realty Capital New York City REIT, Inc. 9 Michael Weil Executive Chairman Elizabeth Tuppeny Independent Director Abby Wenzel Independent Director James Beckner Associate Alex O’Connor Associate

Risk Factors There are risks associated with an investment in American Realty Capital New York City REIT, Inc. The following is a summary of these risks. A more detailed description of the associated risks is found in the prospectus. ▪ No public market currently exists for shares of our common stock, nor may a public market ever exist and our shares are illiquid . There are limitations on ownership and transferability of our shares . ▪ We are obligated to pay substantial fees to our advisor and its affiliates, including fees payable upon sale of properties, which may result in our advisor recommending riskier or more speculative investments . We are depending on our advisor to select investments and conduct our operations . Adverse changes in the financial condition of our advisor could adversely affect us . ▪ If we, through our advisor, are unable to find suitable investments, we may not be able to achieve our objectives or pay distributions . If we are unable to raise substantial funds, we will be limited in the number and types of investments, our ability to diversify our investments will be limited . ▪ Properties may be adversely affected by the current economic downturn, as well as economic cycles and risks inherent to the New York market . The offering may be subject to risks associated with the significant dislocations and liquidity disruptions currently occurring in the United States credit markets . ▪ There are substantial conflicts among the interests of our investors, our interests and the interests of our advisor, sponsor, dealer manager and our respective affiliates regarding compensation, investment opportunities and management resources . American Realty Capital New York City REIT, Inc. 10

▪ Our investment objectives and strategies may be changed without shareholder consent . ▪ There are significant risks associated with maintaining a high level of leverage as permitted under our charter . If we incur substantial debt, it may hinder our ability to pay distributions to our shareholders or could decrease the value of your investment if income on, or the value of, the property securing the debt falls . ▪ Distributions are not guaranteed . We may not be able to pay or maintain cash distributions and they are subject to change at any time . Payment of fees to our advisor as well as the payment of operating expenses will reduce cash available for distributions . We may pay distributions from the net proceeds of our offering, from our borrowings, or from other sources and we have paid a portion of our distribution from the net proceeds of our offering . Cumulative distributions exceed cumulative earnings . ▪ Our share repurchase program is subject to numerous restrictions, may be cancelled at anytime and should not be relied upon as a means of liquidity . ▪ Our failure to qualify or continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes (“REIT”) would result in higher taxes . Our dealer manager has not conducted an independent review of this prospectus . ▪ We may be deemed to be an investment company under the Investment Company Act and thus subject to regulation under the Investment Company Act . ▪ The management of multiple REITs by our executive officers and officers of our advisor may significantly reduce the amount of time spent on activities related to us and cause other conflicts of interest, which may cause operating results to suffer . ▪ We will compete for investors with other programs of our sponsor . American Realty Capital New York City REIT, Inc. 11 Risk Factors

www.newyorkcityreit.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (844) 276 - 1077 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.americanrealtycap.com American Realty Capital New York City REIT 405 Park Avenue New York, NY 10022 212 - 415 - 6500 ALL OTHER INQUIRIES